PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,620,000.00	08-15-2022	08-15-2027	16650			22	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Rubicon Technology BP LLC
900 E. Green Street
Bensenville, IL 60106

Lender: AMERICAN COMMUNITY BANK & TRUST
AN ILLINOIS STATE BANKING ASSOCIATION
P.O. BOX 1720
WOODSTOCK , IL 60098

Principal Amount: $1,620,000.00 **Date of Note: August 15, 2022**

PROMISE TO PAY. Rubicon Technology BP LLC ("Borrower") promises to pay to AMERICAN COMMUNITY BANK & TRUST ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Six Hundred Twenty Thousand & 00/100 Dollars ($1,620,000.00), together with interest on the unpaid principal balance from August 15, 2022, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 6.000%, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in 59 regular payments of $10,524.90 each and one irregular last payment estimated at $1,469,181.03. Borrower's first payment is due September 15, 2022, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on August 15, 2027, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

TAX RESERVE ACCOUNT. Concurrently with the execution of this Promissory Note (the "Note"), Borrower shall be required to pay 1/12th of the real estate tax bill amount which is currently in the amount of Five Thousand Four Hundred Seventy-Nine Dollars and 88/100 ($5,479.88) each month beginning on September 15, 2022 and on the same day each month thereafter, into a tax reserve account (the "Tax Reserve") to be held by Lender. Payments will be adjusted annually based on actual taxes billed. No interest shall be payable to Borrower with respect to the Tax Reserve. The Tax Reserve will not release Borrower from any obligation to make timely payments of real estate taxes due and payable with respect to any property or of any payments due and payable under this Note, but will be held by Lender during the term of the Note to more fully protect the security of the Note and to provide security to Lender for the payment of real estate taxes that become due and payable with respect to any property during the term of the Note. Lender shall have no obligation to disburse any portion of the Tax Reserve to pay real estate taxes at any time that there exists an Event of Default or any default that with the passage of time or the giving of notice or both would constitute an Event of Default. Upon the occurrence of an Event of Default, Lender may apply the balance of the Tax Reserve towards the payment of any amount due and payable under the Note.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note. (Initial Here TB)

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: AMERICAN COMMUNITY BANK & TRUST, AN ILLINOIS STATE BANKING ASSOCIATION, P.O. BOX 1720 WOODSTOCK, IL 60098.**

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by 5.000 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate

reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within ten (10) days; or (2) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Illinois without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Illinois.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower hereby waives and releases any and all claims or causes of action which Borrower might have against any attorney acting under the terms of authority which Borrower has granted herein arising out of or connected with the confession of judgment hereunder.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Note is secured by a real estate Mortgage and Assignment of Rents encumbering the property commonly known as 900 E. Green Street, Bensenville, IL and an Assignment of Deposit Account by and between Rubicon Worldwide LLC and Lender; all as further described therein.

SECURITY INTEREST IN DEPOSIT ACCOUNTS. Borrower hereby pledges a Security Interest in any and all of Borrower's Deposit Accounts held with American Community Bank & Trust, whether now owned or hereafter acquired.

BORROWER'S CONSENT TO SALE OF NOTE AND RELATED ACTIONS OF LENDER.. Borrower hereby acknowledges Lender's unconditional rights (i) to sell or assign this Note, before or after maturity, to a third party, and (ii) to participate with other financial institutions in performing the credit obligations under the Note. Borrower consents to any such action by Lender, including Lender's disclosure of Borrower's and Guarantor's financial information as reasonably necessary to consummate a sale, assignment or participation of the Note.

REQUIRED DEPOSIT RELATIONSHIP. Borrower agrees and covenants that until all obligations of the Borrower to the Lender are paid and satisfied in full, and Lender's obligation to make advances hereunder has terminated, Borrower will maintain its principal operating, depository and savings accounts with Lender and will not utilize any other financial institution for any of its principal operating, depository or savings accounts. Failure to do so will constitute an Event of Default.

COUNTERPART SIGNATURES. Counterpart and Facsimile. This document may be signed in any number of separate copies, each of which shall be effective as an original, but all of which taken together shall constitute a single document. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer's execution.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: AMERICAN COMMUNITY BANK & TRUST, AN ILLINOIS STATE BANKING ASSOCIATION, P.O. BOX 1720, WOODSTOCK , IL 60098.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or

endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

ILLINOIS INSURANCE NOTICE. Unless Borrower provides Lender with evidence of the insurance coverage required by Borrower's agreement with Lender, Lender may purchase insurance at Borrower's expense to protect Lender's interests in the collateral. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the collateral. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by their agreement. If Lender purchases insurance for the collateral, Borrower will be responsible for the costs of that insurance, including interest and any other charges Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Borrower's total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance Borrower may be able to obtain on Borrower's own.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

RUBICON TECHNOLOGY BP LLC

RUBICON TECHNOLOGY, INC., Manager of Rubicon Technology BP LLC

By: ______________________________
Timothy Brog, President and Chief Executive Officer of Rubicon Technology, Inc.

LENDER:

AMERICAN COMMUNITY BANK & TRUST

X______________________________
Authorized Signer